UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): DECEMBER 22, 2003
                                                          -----------------


                             NOVA BIOGENETICS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-16703                     58-2618895
----------------------------     ----------------            -------------------
(State or other jurisdiction     (Commission File              (IRS Employer
      or incorporation)               Number)                Identification No.)


             8601 DUNWOODY PLACE, SUITE 338, ATLANTA, GEORGIA 30350
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (770) 650-6508
                                                          --------------

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER IMPORTANT INFORMATION

MANAGEMENT

Effective immediately Mr. Tim Moses has been named Sr. Vice President and Chief operating officer of the company. Dr. Cecil smith has stepped down as interim CEO and Chairman of the company due to the location difference and to make way for a new CEO from the Atlanta area. In addition the company has opened up two positions on the Bio-Pharmaceutical scientific advisory board. These new openings will be announced at later time as to who has filled these positions.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NOVA BIOGENETICS, INC.

Dated: DECEMBER 22, 2003               By: /s/ Tim Moses
                                           ---------------------------
                                           Tim Moses
                                           Chief Operating Officer